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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-18063, 333-47481, 333-32551, 333-47545, 333-84593, 333-77835, 333-35046,
333-43374, 333-43582, 333-47868 and 333-65322 on Form S-8 and Nos. 333-46557
and 333-44003 on Form S-3 of our report dated January 28, 2002, appearing in this Annual Report on Form 10-K of Innoveda, Inc. for the year ended December 29, 2001.

/s/ Deloitte & Touche LLP
-------------------------
Boston, Massachusetts
March 29, 2002


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